                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              -------------------
                                   FORM 8-K
                              -------------------

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): DECEMBER 2, 1998


                        GORGES/QUIK-TO-FIX FOODS, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                     333-20155                58-2263508
 ----------------------------   ------------------------   -------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                               9441 LBJ FREEWAY
                                   SUITE 214
                             DALLAS, TEXAS  75243
                   ----------------------------------------
                   (Address of Principal Executive Offices)

                                 972-690-7675
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 4
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ITEM 5.  OTHER EVENTS.

     On December 2, 1998, Gorges/Quik-to-Fix Foods, Inc. (the "Company") issued a press release announcing the completion of its Offer to Purchase for Cash the Company's Senior Subordinated Notes Due 2006, Series B. The press release issued in connection therewith is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  EXHIBITS
          --------

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------

              99.1       PRESS RELEASE OF THE COMPANY DATED DECEMBER 2, 1998

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GORGES/QUIK-TO-FIX FOODS, INC.
                                   (Registrant)


Date: December 10, 1998    By /s/ A. Scott Letier
                              ----------------------------------
                              A. Scott Letier
                              Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1       Press Release of the Company dated December 2, 1998

                                       4